SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING U.S. EQUITY FUNDS
For the Allspring Emerging Growth Fund
Allspring Large Cap Value Fund
Allspring Small Company Growth Fund
Allspring Small Company Value Fund
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.19%

July 1, 2026